Investor Presentation Fourth Quarter 2012 Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the
“Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-
looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors”
section of our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q
filed November 9, 2012.

Provident Financial Services, Inc. is the holding company for The Provident
Bank. Established in 1839, The Provident Bank emphasizes personal service and customer convenience in attending to the financial needs of businesses, individuals and families in northern and central New Jersey through its network of full service branches, as well as its telephone and web-based banking services.
The Bank’s wholly owned subsidiary, Beacon Trust Company offers a full range of asset management services to individuals, municipalities, not-for-profits, corporations and pension funds.
Provident Financial’s common stock trades on the NYSE under the symbol “PFS“.

Company Highlights

Orange
Putnam
Pike
Fairfield
Westchester
Sussex
Monroe
Carbon
Warren
Nassau
Lehigh
Hunterdon
Bucks
Mercer
Montgomery
Delaware
Burlington
Ocean
Salem
Atlantic
Cumberland
Kent

New Jersey’s oldest state chartered bank
Experienced Management Team
Over 75 branch offices in 11 New Jersey Counties
Well capitalized under current regulatory standards
Nine year history of quarterly cash dividends to stockholders
Wealth Management and Trust Administration Services
No TARP
No dilutive stock offerings

Total Assets $7.26 billion 3.05%
Net Loans $4.75 billion 89.68%
Total Investments $1.73 billion 81.25%
Total Deposits $5.37 billion 1.46%
$630 million ALLL/NPLs 66.50%
Selected Key Ratios Q3 2012 Q3 2012
Net Interest Margin 3.31% Annualized ROATE 10.29%
0.82% Efficiency Ratio 58.10%
Annualized ROAA 0.90% 1.50%
Total Assets-CAGR 5 Years:
Financial data as of 9/30/12
Tangible Common Equity
Avg. Cost of Interest-bearing Liabilities
Loan/Deposit Ratio
ALLL/Total Loans
Core Deposits/Total Deposits
Net Operating Expense to Average Assets

CRE
27%
1-4 Res.
27%
Multifamily
14%
C&I
17%
Consumer
12%
Constr.
3%

NOW
24%
TIME
19%
Non-
Interest
Bearing
15%
Money
Market
25%
Savings
17%

LOAN PORTFOLIO as of September 30, 2012 Total Loans: $4.8 Billion Average Loan Yield: 4.68% DEPOSIT MIX as of September 30, 2012 Total Deposits: $5.4 Billion Cost of Deposits: 0.46%

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Q3 2011
Net Income	$16,154	$16,003	$15,566
Diluted EPS	$0.28	$0.28	$0.27
ROAA	0.90%	0.90%	0.90%
ROATE	10.29%	10.49%	10.48%

($ in thousands, except per share data)

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Q3 2011
NII	$53,715	$54,578	$54,456
NIM	3.31%	3.39%	3.50%
Spread	3.17%	3.26%	3.35%
Avg NIB	$771,409	$689,336	$605,817

($ in thousands)

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Change
Loan Yield	4.68%	4.76%	-8 bp
Securities Yield	2.17%	2.42%	-25 bp
Total Earning Asset Yield	3.99%	4.11%	-12 bp
Interest-bearing Deposit Cost	0.54%	0.58%	-4 bp
Borrowing Cost	2.32%	2.20%	+12 bp
Total Interest-bearing Liability Cost	0.82%	0.85%	-3 bp
Spread	3.17%	3.26%	-9 bp
All-in Deposit Cost	0.46%	0.50%	-4 bp

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Annualized Change
Loans	$4,818,857	$4,735,130	7.03%
Avg. Loans	$4,731,341	$4,691,099	3.41%
H.8 Large[1]			3.21%
H.8 Small[1]			5.60%

($ in thousands) ¬ Source: Board of Governors of the Federal Reserve System H.8 release of November 16, 2012

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Q3 2011
Loan Loss Provision	$3,500	$3,500	$7,500
Non-interest Income	$9,790	$9,343	$8,650
Non-interest Expense	$36,896	$37,756	$34,953
Efficiency Ratio	58.10%	59.07%	55.39%

($ in thousands)

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Q3 2011
NPLs/Loans	2.19%	2.43%	2.74%
Criticized & Classified	5.09%	5.60%	6.66%
Total Delinquencies	2.09%	2.25%	2.68%
Weighted Average Risk Rating	3.39	3.42	3.47

Q3 2012 Comparative Results

	Q3 2012	Q2 2012	Q3 2011
ALLL/Loans	1.46%	1.53%	1.61%
ALLL/NPLs	66.50%	62.80%	58.77%
ALLL/Ann. NCOs	3.14 yrs	3.50 yrs	3.02 yrs
ALLL/30% of NPLs	2.22x	2.09x	1.96x

Asset Quality

NPAs
NPAs/Assets
1.89%
1.91%
1.89%
1.81%
1.65%
$132,222
$135,351
$134,783
$129,141
$119,586
3 Q 2011
4 Q 2011
1 Q 2012
2 Q 2012
3 Q 2012

($ in thousands)

Asset Quality

Net NPA Formation
$10,736
$9,050
$5,270
$465
$(2,359)
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12

Annualized NCOs
[redacted]
0.55%
0.46%
0.46%
0.44%
0.47%
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12

Cumulative NCOs since 9/08 =0.44% ($ in thousands)

Effective disaster contingency plan minimized
customer disruption
“At risk” loans in designated flood zones in
Monmouth, Ocean, and Hudson counties represent
< 4%  of the total loan portfolio
Strong sponsors, prudent underwriting, federal
flood insurance, private coverage, and business
interruption insurance are expected to minimize
loss exposure
Assessment is ongoing on a loan-by-loan basis

Total Return

Total Return (%) - 9/30/2011 to 9/30/2012 - Monthly
52.18
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12

Total Return (%) - 9/30/2009 to 9/30/2012 - Monthly
70.95
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

Total Return (%) - 9/30/2007 to 9/30/2012 - Monthly
15.11
20.00
10.00
0.00
(10.00)
(20.00)
(30.00)
(40.00)
(50.00)
Sep-07
Feb-08
Jul-08
Dec-08
May-09
Oct-09
Mar-10
Aug-10
Jan-11
Jun-11
Nov-11
Apr-12
Sep-12

Dividend History

Declared $0.20 Special Dividend
Record date 12/7/12
Payable 12/21/12

0.13
0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
2003Q2
2003Q4
2004Q1
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2004Q3
2004Q4
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2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
2006Q3
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2007Q1
2007Q2
2007Q3
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2008Q1
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2008Q3
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2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3

Capital Ratios — 9/30/12

	Provident Bank	Consolidated PFS
TCE		9.12%
Tier 1 Leverage	7.89%	9.07%
Tier 1 RBC	11.55%	13.27%
Total RBC	12.80%	14.53%